CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Columbia Funds Variable Series Trust II of our reports dated as indicated in Appendix A, relating to the financial statements and financial highlights of the funds indicated in Appendix A, which appear in Columbia Funds Variable Series Trust II’s Certified Shareholder Reports on Form N-CSR for the year ended December 31, 2025. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota April 23, 2026

Appendix A

Columbia Funds Variable Series Trust II	Report Date

CTIVP - Westfield Select Large Cap Growth Fund	2/20/2026

CTIVP – Fidelity Institutional AM Total Bond Fund (formerly known as CTIVP - American Century Diversified Bond Fund)	2/23/2026

CTIVP – TCW Total Return Bond Fund (formerly known as CTIVP - TCW Core Plus Bond Fund)	2/23/2026

CTIVP - Westfield Mid Cap Growth Fund	2/20/2026

CTIVP - CenterSquare Real Estate Fund	2/23/2026

CTIVP - T. Rowe Price Large Cap Value Fund	2/20/2026

CTIVP - Wellington Large Cap Value Fund	2/20/2026

CTIVP - Principal Large Cap Growth Fund	2/20/2026

Columbia Variable Portfolio - Government Money Market Fund	2/23/2026

Columbia Variable Portfolio - Overseas Core Fund	2/23/2026

Columbia Variable Portfolio - High Yield Bond Fund	2/23/2026

Columbia Variable Portfolio – Cornerstone Growth Fund (formerly known as Columbia Variable Portfolio - Large Cap Growth Fund)	2/20/2026

Columbia Variable Portfolio - Dividend Opportunity Fund	2/20/2026

Columbia Variable Portfolio - U.S. Government Mortgage Fund	2/23/2026

Columbia Variable Portfolio - Large Cap Index Fund	2/20/2026

Columbia Variable Portfolio - Emerging Markets Fund	2/23/2026

Columbia Variable Portfolio - Select Mid Cap Growth Fund	2/20/2026

Columbia Variable Portfolio - Select Large Cap Value Fund	2/20/2026

Columbia Variable Portfolio - Income Opportunities Fund	2/23/2026

CTIVP – BlackRock Global Inflation-Linked Securities Fund (formerly known as CTIVP - BlackRock Global Inflation-Protected Securities Fund)	2/23/2026

Columbia Variable Portfolio - Core Equity Fund	2/20/2026

Columbia Variable Portfolio - Select Mid Cap Value Fund	2/20/2026

Columbia Variable Portfolio - Seligman Global Technology Fund	2/23/2026

Columbia Variable Portfolio – Select Short Corporate Income Fund (formerly known as Columbia Variable Portfolio - Limited Duration Credit Fund)	2/23/2026

Columbia Variable Portfolio - Emerging Markets Bond Fund	2/23/2026

Columbia Variable Portfolio - Commodity Strategy Fund*	2/23/2026

Variable Portfolio - Partners Small Cap Growth Fund	2/20/2026

Columbia Variable Portfolio - Disciplined Core Fund	2/20/2026

Columbia Variable Portfolio - Balanced Fund	2/20/2026

Columbia Variable Portfolio – Select Corporate Income Fund (formerly known as Columbia Variable Portfolio – Corporate Bond Fund)	2/23/2026

Columbia Variable Portfolio - Select Small Cap Value Fund	2/20/2026

Variable Portfolio - Partners Small Cap Value Fund	2/20/2026

CTIVP - Victory Sycamore Established Value Fund	2/20/2026

Variable Portfolio - Partners Core Bond Fund	2/23/2026

Variable Portfolio - Partners International Value Fund	2/23/2026

Variable Portfolio - Partners International Core Equity Fund	2/23/2026

Variable Portfolio - Partners International Growth Fund	2/23/2026
Variable Portfolio - Aggressive Portfolio	2/20/2026
Variable Portfolio - Moderately Aggressive Portfolio	2/20/2026
Variable Portfolio - Moderate Portfolio	2/20/2026
Variable Portfolio - Moderately Conservative Portfolio	2/20/2026
Variable Portfolio - Conservative Portfolio	2/20/2026
Columbia Variable Portfolio - Intermediate Bond Fund	2/23/2026
Variable Portfolio - Partners Core Equity Fund	2/20/2026
Columbia Variable Portfolio – Cornerstone Equity Fund (formerly known as Columbia Variable Portfolio - Select Large Cap Equity Fund)	2/20/2026
Variable Portfolio - Managed Volatility Moderate Growth Fund	2/20/2026

*	Consolidated financial statements